Webcast Presentation March 6, 2020

Forward Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,”“predict,”“potential,”“continue,”“likely,”“will,”“would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changesinassumptionsorchangesinother factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted. 2

2019 Review o 3% Dividend increase – Fourth consecutive year of a 3% increase o Repurchased over $20 million worth of shares through the SRP o Share value remained stable at $3.14 o 95% Ending economic occupancy o ~$800M Of transaction activity (~$415M acqs./~$380 dispos.) o $0.15 Adjusted Funds from Operations (FFO) per share 3

2020 Strategy o Continue to grow same property NOI through favorable leasing, redevelopment & expense management o Continue to execute on acquisition strategy & evaluate disposition opportunities (Net buyer in 2020) o Maintain a flexible balance sheet o Continue to improve public company readiness and monitor market conditions for potential liquidity event 4

InvenTrust’s Retail Portfolio Strategy Our 3G Approach Brings Less Risk & A More Stable Share Value GEOGRAPHY • Focus portfolio in Sun Belt markets with attractive demographics - growing populations and household incomes • Reduced number of markets in portfolio to improve operational efficiencies & market knowledge GROCERY • Focus portfolio on centers with top grocers in each market • Main component driving foot traffic & customers to center • Property values for grocery-anchored centers have been more stable than other retail assets (i.e. – malls) GROWTH • Maximizing the growth potential of an asset through leasing, redevelopment and expense management • Increasing income from our assets should lead to increased distributions and value for shareholders The Right Retail Assets in the Right Markets with the Best Grocers 5

IVT’s Retail Portfolio in 2015 40+ Markets Across the Country / Fewer Field Offices 1 6

Sun Belt Focused Portfolio 1 7

Portfolio Located in High Growth Markets By strategically targeting Sun Belt markets expecting significant near-term population and job growth, InvenTrust expects to have a sizeable advantage to capture future demographic shifts. Estimated Portfolio Population & Job Growth (’19 -’23) 8.0% IVT Peers 7.1% 7.0% 6.3% 6.0% 5.6% 5.0% 4.3% 4.0% 3.0% Peers Peers 2.0% 1.0% 0.0% Population Growth Job Growth 8

Portfolio Evolution to Grocery Anchored Assets1 By Net Operating Income 12/31/2015 12/31/2019 Strip Center Grocery - No Grocer Anchored Grocery 8% 61% Anchored 26% Power Center - No Grocer 83% 70% 22% Grocery Grocery 1 Anchored Anchored 1 Power Center with Grocer Power 22% Power Center Center with - No Grocer Grocer 17% 44% 9

Top Grocers Dominate Portfolio NOI from Grocery-Anchored Centers1 18% 17% 8% 7% 18% Specialty 15% Mass Market & Other 10

Essential Retail. Smart Locations.



Recent Acquisitions – Upgrading the Portfolio


COSTCO


MARKET STREET


TRADER JOE'S

Southern Palm Crossing
Royal Palm Beach, FL

- Annualized Base Rent per SF - $21.45
- Costco anchored
- 95% occupied
- 3-mile Avg. HH Income - $103,700
- 3-mile Population – 76,000

Eldorado Marketplace
Frisco, TX

- Annualized Base Rent per SF - $22.01
- Market Street anchored
- 97% occupied
- 3-mile Avg. HH Income - $155,700
- 3-mile Population – 74,400

Travilah Square
Rockville, MD

- Annualized Base Rent per SF - $47.78
- Trader Joe's anchored
- 78% occupied
- 3-mile Avg. HH Income - $162,000
- 3-mile Population – 115,800

- *National Median Household Income = ~$63,000*

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Completed Capital Recycling Impact InvenTrust has significantly improved the quality of its portfolio and operations with ~ $3.7 billion of transaction volume since embarking on our capital recycling efforts in 2015. Acquisitions Dispositions completed since 2015 completed since 2015 32 76 #Properties Gross Leasable Area 1 5.8 million 12.0 million Value of Transactions $2.0 billion $1.7 billion Occupancy 2 95% 91% Annualized Base Rent per Square Foot 3 $20.58 $14.29 Improving Average Household Income $119,000 $84,000 Improving Population Density 82,000 73,000 12

Balance Sheet Will Support Future Growth Balance Sheet Metrics as of 12/31/191 Peers2 Available Unsecured Debt $350 million - Net Debt to EBITDA 3.2x 5.0x to 7.4x Leverage Ratio (Debt / Gross Asset Value) 24% Average ~35% Weighted Average Interest Rate 3.28% - Distribution Rate on NAV 2.35% 3.5% to 5.7% 2019A Dividend AFFO Payout Ratio 60% 72% to 100+% InvenTrust Capital Structure Fixed Rate Debt 17% Variable Rate Debt 6% Variable Debt 5% Unencumbered3 77% 13

Stable Platform = Increasing Distributions $0.078 $0.0759 $0.076 $0.0737 $0.074 $0.072 $0.0716 $0.070 $0.0695 $0.068 $0.0675 $0.066 $0.064 $0.062 2016 2017 2018 2019 2020 Fourth Consecutive Annual Increase in IVT’s Distribution Rate The increases in the distribution rate underscores the confidence that the Board has in our portfolio and business plan 14

Essential Retail. Smart Locations.



Share Repurchase Program Results

- Announced November 1, 2019, SRP became active December 1, 2019
- To be eligible for any of the SRP categories, you must be a Qualifying shareholder.
- SRP categories:
  - Category 1 – Death of a shareholder registered on an InvenTrust account.
  - Category 2 - Classified disability or the determination of incompetence of a shareholder on an InvenTrust account.
  - Category 3 – An investor in need of a Required Minimum Distribution ("RMD") out of an IRA investment account.
  - Category 4 – All other Qualified shareholders will be eligible to participate in this category.
- IVT redeemed all "Life Event" categories in full for ~$5 million.
- Repurchased ~$15 million shares in the General category @ a 18% proration rate.
- Shares for all categories were repurchased at $2.355 per share.
- In comparison, secondary market and mini-pricing in December was in the range of $1.19 to $1.50 per share.

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Dividend Reinvestment Plan Available • Available starting November 1, 2019. • All shareholders are eligible. • In lieu of cash dividend payments, shareholders will receive new shares at a 25% discount to the Company’s current estimated share value of $3.14 or $2.355 per share. • Dividend yield rate = 3.2% on DRP shares due to discount. 16

Q&A 17

appendix 18

Essential Retail. Smart Locations.


Kroger

Footnotes

Page 7

1. As of December 31, 2019.
2. Southern California includes Los Angeles, Riverside/San Bernardino/Ontario (Inland Empire) and San Diego. Denver includes Fort Collins and Colorado Springs. Tampa/St. Petersburg includes Sarasota & Punta Gorda. DC Metro includes Richmond.

Page 8

1. Data per Green Street. Peers – REG, ROIC, KIM, WRI, FRT, BRX, RPAI

Page 9

1. NOI percentages are at pro-rata share include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.

Page 10

1. NOI percentages are at pro-rata share and include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.

Page 12

1. GLA includes ground lease square footage.
2. Occupancy is as of December 31, 2019, or as of the date of sale, and excludes ground and specialty leases.
3. ABR is annualized base rent as of December 31, 2019, or as of date of sale, divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 13

1. Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, and (c) cash.
2. Data per Citi Research – Peers: REG, ROIC, KIM, WRI, BRX, RPAI, SITC, KRG, RPT
3. Percentage of unencumbered assets is estimated unencumbered asset value divided by gross asset value.

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The Journey to a Retail Portfolio & Stable Platform InvenTrust’s Portfolio & Platform Structure as of 12/31/2012 Portfolio was $12.7 Billion of Diversified Leverage Ratio = Dividend Payout Assets, JVs & Marketable 56% Ratio = 93% Securities These Metrics Correspond with Pre-Recession Non-Traded REIT Strategy 20

The Journey to a Retail Portfolio & Stable Platform  $460 million apartment portfolio sale to 2013  Completed $1.8 billion sale of net lease (non-core) assets to Completed a $395 million, or 6.7% of outstanding shares, modified “Dutch  Auction” tender offer. $1.1 billion sale of select service lodging portfolio to joint venture  2014 between Internalized management for no cost, eliminating asset management and  other sponsor fees. = liquidity opportunity for stockholders 21

The Journey to a Retail Portfolio & Stable Platform  Spin-off & listing of Xenia on the NYSE 2015 Implemented new branding as a pure-play retail REIT and changed name to InvenTrust  Properties Spin-off of “non-core” assets into Highlands REIT, Inc. Highlands is a stand-alone,  independent, non-traded REIT.  Sale of student housing platform for gross sales price of $1.4 billion 2016 Started Board of Directors refresh - added 3 new Board members with retail and/or real  estate experience Completed a $240 million, or 10% of outstanding shares, modified “Dutch Auction”  tender offer. = liquidity opportunity for stockholders 22

The Journey to a Retail Portfolio & Stable Platform  Initiated 3G Retail Portfolio Strategy  3% increase in distribution rate 2017  Addition of 2 new Board members with retail and/or real estate experience  3% increase in distribution rate 2018 Completed a $100 million, or 6% of outstanding shares, modified “Dutch Auction”  tender offer.  3% increase in distribution rate 2019 Announced Share Repurchase Program & Dividend Reinvestment Plan & another 3%  distribution rate increase = liquidity opportunity for stockholders 23